                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 6, 2001


                                  SAFEWAY INC.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                             1-00041                            94-3019135
              --------                             -------                            ----------
  (State or other jurisdiction of          (Commission File Number)                (I.R.S. Employer
           Incorporation)                                                       Identification Number)

                5918 Stoneridge Mall Road, Pleasanton, California 94588
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

                                 (925) 467-3000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                      n/a
         -------------------------------------------------------------
         (former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

At a Merrill Lynch investor conference today, Safeway confirmed the 3.0 - 3.5% identical store sales guidance previously provided by management for the first quarter of 2001 during its last earnings release conference call/webcast.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 6, 2001

                                              SAFEWAY INC.

                                              By: /s/ MELISSA C. PLAISANCE
                                                  ------------------------------
                                                  Melissa C. Plaisance
                                                  Senior Vice President